TITLE PAGE




AGREEMENT NAME:             AMERICAN PRESIDENT LINES, LTD. ("APL")
                            TRANSPORTACION MARITIMA MEXICANA,
                                S.A. DE C.V. ('TMM'")
                            SPACE CHARTER AGREEMENT


FMC NUMBER:                 _______________________________


CLASSIFICATION:             The generic classifications of this Agreement
                            within the meaning of 46 C.F.R. 572.104 is Space Charter Agreement



DATE LAST REPUBLISHED:        Not Applicable


EXPIRATION DATE:        _____________________________















                                   Substitute
                                   TITLE PAGE




AGREEMENT NAME:             AMERICAN PRESIDENT LINES, LTD. ("APL")
                            TRANSPORTACION MARITIMA MEXICANA,
                                S.A. DE C.V. ('TMM'")
                            SPACE CHARTER AGREEMENT


FMC NUMBER:                 _______________________________


CLASSIFICATION:             The generic classifications of this Agreement
                            within the meaning of 46 C.F.R. 572.104 are Space Charter Agreement and Cooperative Working Arrangement


DATE LAST REPUBLISHED:        Not Applicable


EXPIRATION DATE:        _____________________________






APL/TMM SPACE CHARTER AGREEMENT                                    Original Page
No. 2
FMC AGREEMENT NO. ___________________




                                        TABLE OF CONTENTS
                                                                              Page

ARTICLE 1           FULL NAME OF THE AGREEMENT                                         3

ARTICLE 2           PURPOSE OF THE AGREEMENT                                     3

ARTICLE 3           PARTIES TO THE AGREEMENT                                       3 - 4

ARTICLE 4           GEOGRAPHIC SCOPE OF THE AGREEMENT                                  4

ARTICLE 5           AGREEMENT AUTHORITY       4 - 8

ARTICLE 6           OFFICIALS OF THE AGREEMENT AND
                    DELEGATIONS OF AUTHORITY                                       8

ARTICLE 7           MEMBERSHIP AND READMISSION                                       8 - 9

ARTICLE 8           VOTING                                                             9

ARTICLE 9           DURATION AND TERMINATION OF AGREEMENT                            9 - 10

ARTICLE 10          APPLICABLE LAW                                                     10

ARTICLE 11          ARBITRATION                                                     11 - 13

ARTICLE 12          NON-ASSIGNMENT                                                     13

ARTICLE 13          NOTICES                                                            13

ARTICLE 14          ENFORCEABILITY                                                  14 - 15

ARTICLE 15          SIGNATURE PAGE                                                     15






APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.
3
FMC AGREEMENT NO. ___________________





                     ARTICLE 1:  FULL NAME OF THE AGREEMENT


     The full name of this Agreement is the APL/TMM SPACE CHARTER  AGREEMENT

(the "Agreement").



                      ARTICLE 2:  PURPOSE OF THE AGREEMENT



     The purpose of this Agreement is to permit each of the Parties to it to achieve efficiencies and economies in their respective services offered in the

Trade (as hereinafter defined) covered by the Agreement, all to the  benefit  of the Parties and the shipping public.



                      ARTICLE 3:  PARTIES TO THE AGREEMENT



     The parties to the Agreement (hereinafter "Party" or "Parties") are:



     1.        AMERICAN PRESIDENT LINES, LTD.

               1111 Broadway

               Oakland, California 94607





APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.
4
FMC AGREEMENT NO. ___________________



     2.        TRANSPORTACION MARITIMA MEXICANA, S.A. DE C.V.

               Av. de la Cuspide No. 4755 - 10th Floor

               14010 Mexico, D. F.



                  ARTICLE 4:  GEOGRAPHIC SCOPE OF THE AGREEMENT



     The Agreement covers the trades and various subtrades between ports and points in the Far East, the Indian Subcontinent and the Middle East, and ports in the states of California and Washington in the United States and interior and coastal points in the United States via such U.S. ports (collectively, the

"Trade").  The "Far East, Indian Subcontinent and Middle East" is defined to include Japan, Siberia, Korea, People's Republic of China, Taiwan, Hong Kong,

Macao, Thailand, Democratic Kampuchea (Cambodia), Vietnam, Singapore, Malaysia,

Laos, Burma, Brunei, Philippines, Sri Lanka, Indonesia, Australia, New Zealand,

India, Pakistan, Bangladesh, the United Arab Emirates, and Saudi Arabia.

"United States" means the several states thereof, its commonwealths, territories and possessions.



                         ARTICLE 5:  AGREEMENT AUTHORITY



5. (a)   Limited Grant.     Notwithstanding any other provision of this

Agreement, APL shall not be authorized by this Agreement to charter space to TMM in its individual services, if any, between the continental United States and

Hawaii; between

APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.
5
FMC AGREEMENT NO. ___________________

the United States (including Hawaii) and Guam; and between any other ports or points in the U.S. domestic trade. Nor shall this Agreement be construed as granting a right to TMM to carry aboard APL vessels cargoes shipped from, to, or on behalf of, any U.S. government agency which shipments are subject to cargo preference laws requiring transportation aboard vessels documented under the laws of the United States.  TMM shall not slot-charter or sub-charter any of the space on APL vessels granted to TMM pursuant to this Agreement to any other ocean common carrier or non-vessel-operating common carrier without the prior written consent of APL; provided however, that TMM may enter into bills of lading for the transportation of shipments of non-vessel-operating common carriers pursuant to TMM tariffs on file with the Federal Maritime Commission.


5.    (b)    Space Charter.    The Parties may discuss and agree upon the terms

and conditions pursuant to which APL may charter space to TMM in the Trade on

APL vessels sailing from or to ports in the states of California and Washington and on the vessels of third party carriers on which vessels APL has chartered space to and from such ports.  The parties may from time to time agree on the number of containers or amount of space to be so chartered and the rates,

charges or other compensation to be paid or otherwise exchanged for said transportation.



5.   (c)        TMM Withdrawal.   The Parties may discuss and agree upon the

withdrawal, in whole or in part, and on a temporary or seasonal basis, of TMM vessel calls at U.S. Pacific Coast ports in TMM's services between ports in Asia and Mexico



APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.
6
FMC AGREEMENT NO. ___________________

and U.S. Pacific Coast ports.  With respect to any TMM vessel calls to U.S.

Pacific Coast ports from time to time, the Parties may discuss and agree upon the compensation, schedule, terms and conditions of carriage of empty APL containers aboard TMM vessels.


5.   (d)    Feeders.   The Parties may discuss and agree upon any and all

aspects of feeder operations in the Far East in connection with and ancillary to their services in the Trade, including, without limitation, the deployment and utilization of feeder vessels, feeder vessel sailing schedules, service frequency, ports to be serviced, port rotation, the number, type and capacity of feeder vessels,  the terms and conditions under which the Parties shall share the capacity of feeder vessels, and the terms and conditions of addition or withdrawal of feeder vessel capacity.


5.   (e)    Equipment Interchange and Services.   The Parties may interchange

empty containers, chassis related equipment to provide for the efficient use of such equipment on such terms as they may agree.  The Parties may also jointly contract with or coordinate in contracting with stevedores, terminals, ports,

and suppliers of equipment, land or services or may designate the other to provide such services on the designating Party's behalf.


5.   (f)    No Joint Service.   The space chartering contemplated hereby and the

cooperative  use of equipment, terminals, stevedores, ports, and suppliers to the extent provided hereunder do not create a joint service or permit the

Parties to



APL/TMM  SPACE CHARTER AGREEMENT                            lst Revised Page No.
6
FMC AGREEMENT NO. ___________________

and U.S. Pacific Coast ports.  With respect to any TMM vessel calls to U.S.

Pacific Coast ports from time to time, the Parties may discuss and agree upon the compensation, schedule, terms and conditions of carriage of containerized cargo and empty APL containers aboard TMM vessels.


5.   (d)    Feeders.   The Parties may discuss and agree upon any and all

aspects of feeder operations in the Far East in connection with and ancillary to their services in the Trade, including, without limitation, the deployment and utilization of feeder vessels, feeder vessel sailing schedules, service frequency, ports to be serviced, port rotation, the number, type and capacity of feeder vessels,  the terms and conditions under which the Parties shall share the capacity of feeder vessels, and the terms and conditions of addition or withdrawal of feeder vessel capacity.


5.    (e)    Equipment Interchange and Services.   The Parties may interchange

empty containers, chassis related equipment to provide for the efficient use of such equipment on such terms as they may agree.  The Parties may also jointly contract with or coordinate in contracting with stevedores, terminals, ports,

and suppliers of equipment, land or services or may designate the other to provide such services on the designating Party's behalf.



5. (f)   No Joint Service.   The space chartering contemplated hereby and the

cooperative  use of equipment, terminals, stevedores, ports, and suppliers to the extent provided hereunder do not create a joint service or permit the

Parties to



APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.
7
FMC AGREEMENT NO. ___________________

pool cargo or revenue except as may be permitted under agreements to which the

Parties may subscribe from time to time which agreements are filed with the FMC and effective pursuant to the Shipping Act of 1984.  Each party shall utilize

and maintain its own marketing and sales organizations.   TMM shall issue its

own bills of lading for cargo moving on APL vessels.


5.   (g)      Pricing.   The Parties shall discuss and may agree on a common

position as to their conference/non-conference status in the Trade.  The Parties may, on a voluntary basis and subject to the terms and conditions of any conference, rate, discussion or other agreement to which either may subscribe from time to time, discuss and agree upon any rates, rules, service items, or other terms and conditions of service contracts or tariffs maintained or contemplated by either Party or by a conference in their behalf in their respective services offered in the Trade.


5.   (h)    Systems.   The Parties may discuss and agree on terms and conditions

of joint development, implementation, and interchange of documentation, data systems, information and data, other operating systems, and computerization and joint communication, including any joint negotiations, leasing or contracting relating thereto.



5.   (i)    Administrative Matters.   The Parties may also discuss and agree

upon such general administrative matters and other terms and conditions concerning the implementation of this Agreement as may be necessary or convenient from



APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.
8
FMC AGREEMENT NO. ___________________



time to time, including, but not limited to, performance procedures and penalties, procedures for allocating space, forecasting, terminal operations,

stowage planning, schedule adjustments, record-keeping, responsibility for loss or damage of cargo and equipment, the terms and conditions for force majeure relief, insurance, liabilities, claims, indemnification, consequences for delays, and treatment of hazardous and dangerous cargoes.





                   ARTICLE 6:  OFFICIALS OF THE AGREEMENT AND

                            DELEGATIONS OF AUTHORITY



     The following are authorized to subscribe to and file this Agreement and any accompanying materials and any subsequent modifications to this Agreement with the Federal Maritime Commission:

      (i)   Any authorized officer of each of the Parties; and

     (ii)   Legal counsel for each of the Parties.


                                    ARTICLE 7:

                           MEMBERSHIP AND READMISSION



     Membership is limited to the Parties hereto except that additional carriers may be admitted or readmitted by unanimous consent of the Parties and by


APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.
9
FMC AGREEMENT NO. ___________________



amendment of the Agreement pursuant to the Shipping Act of 1984 and subject to the approval of MarAd, if required.



                               ARTICLE 8:  VOTING



     All actions taken pursuant to this Agreement shall require mutual agreement of the Parties.





                ARTICLE 9:  DURATION AND TERMINATION OF AGREEMENT



        (a)     Effective Date and Term

           This Agreement shall take effect as of the date the Agreement may become effective pursuant to the Shipping Act of 1984 and shall continue for a period of three (3) years.  Upon the expiration of such three-year period, this

Agreement shall continue in effect unless or until this Agreement is terminated upon not less than three (3) months prior written notice.

             (b)      Termination

                      (1)  A Party, may, as hereinafter provided, withdraw from

this Agreement in the event that, after consultation as required hereinafter,

the Parties are unable to agree from time to time upon rate policies or actions reflected in the publication of tariff rates and service items in the Trade.

Either



APL/TMM  SPACE CHARTER AGREEMENT                               Substitute
FMC AGREEMENT NO. ___________________        Original Page No. 9


amendment of the Agreement pursuant to the Shipping Act of 1984 and subject to the approval of MarAd, if required.



                               ARTICLE 8:  VOTING



     All actions taken pursuant to this Agreement shall require mutual agreement of the Parties.





                ARTICLE 9:  DURATION AND TERMINATION OF AGREEMENT



        (a)     Effective Date and Term

           This Agreement shall take effect as of the date the Agreement may become effective pursuant to the Shipping Act of 1984 and shall continue for a period of three (3) years.  Upon the expiration of such three-year period, this

Agreement shall continue in effect unless or until this Agreement is terminated upon not less than three (3) months prior written notice.



        (b)   Termination

            (1)   A Party may, as hereinafter provided, withdraw from this

Agreement in the event that, after consultation as required  provided for hereinafter, the Parties are unable to agree from time to time upon rate policies or actions reflected in the publication of tariff rates and service items in the Trade.



APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.
10
FMC AGREEMENT NO. ___________________

Party may demand consultation and the Parties shall thereafter promptly endeavor in good faith to resolve their differences.  If, within three (3) months of the date of such demand, the Parties fail to reach agreement as to the tariff rate or service item in dispute, or to exceptions therefrom, the Party having made demand for consultation may withdraw from this Agreement upon three (3) months prior written notice.

         (2)      If any government or agency thereof imposes upon APL or TMM any restriction or fails to grant or withdraws any required approval, which restriction, or the absence of which approval, would have a material adverse effect upon either Party, then either Party may terminate the Agreement upon not less than three (3) months prior written notice.

       (3)       Either Party may terminate the Agreement at any time

immediately by serving written notice thereof on the other Party if the other

Party files, or has filed against it, proceedings under bankruptcy, insolvency or other similar laws.

       (4)       The FMC shall be promptly notified in writing following the termination date of this Agreement.



                           ARTICLE 10:  APPLICABLE LAW

     The interpretation, construction and enforcement of this Agreement shall be governed by (i) the laws of the State of New York without reference to the laws of New York respecting conflicts of laws, and (ii) to the extent applicable, the laws of the United States.



APL/TMM  SPACE CHARTER AGREEMENT                               Substitute
FMC AGREEMENT NO. ___________________        Original Page No. 10


Either Party may demand seek consultation and the Parties shall thereafter promptly endeavor in good faith to resolve their differences.  If, within three

(3) months of the date of such demand request, the Parties fail to reach agreement as to the tariff rate or service item in dispute, or to exceptions therefrom, the Party having made demand for  requested consultation may withdraw from this Agreement upon three (3) months  prior written notice.

         (2)      If any government or agency thereof imposes upon APL or TMM any restriction or fails to grant or withdraws any required approval, which restriction, or the absence of which approval, would have a material adverse effect upon either Party, then either Party may terminate the Agreement upon not less than three (3) months prior written notice.

       (3)       Either Party may terminate the Agreement at any time

immediately by serving written notice thereof on the other Party if the other

Party files, or has filed against it, proceedings under bankruptcy, insolvency or other similar laws.

       (4)       The FMC shall be promptly notified in writing following the termination date of this Agreement.



                             ARTICLE 10:  APPLICABLE LAW

     The interpretation, construction and enforcement of this Agreement shall be governed by (i) the laws of the State of New York without  reference to the laws of New York respecting conflicts of laws, and (ii) to the extent applicable, the laws of the United States.

APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.

11

FMC AGREEMENT NO. ___________________

                            ARTICLE 11:  ARBITRATION



     (a)     Except as otherwise provided herein, any dispute or claim arising hereunder which is not amicably settled by the Parties shall be settled by arbitration.  Unless otherwise agreed, arbitration shall be held in New York,

N.Y. by a panel of three arbitrators familiar with ocean container shipping,

unless the Parties can agree on a single arbitrator, none of which shall have

any interest in or with either Party.   Arbitration shall be conducted under

title 9 of the United States Code and otherwise in accordance with the arbitration Rules of the Society of Maritime Arbitrators, Inc.



     (b)     Either Party hereto may call for such arbitration by service upon the other at the address specified in Article 13 hereof of a written notice specifying the name and address of the arbitrator it chooses and a brief description of the disputes or differences which such party desires to put to arbitration.  If the other party shall not,

by notice served upon the first moving party at the address  specified in

Article 13 hereof within twenty days of the service of such first notice,

appoint its arbitrator to arbitrate the dispute or differences specified, then the party calling for arbitration shall have the right without further notice to appoint a second arbitrator, who shall be a disinterested person with precisely the same force and effect as if said second arbitrator had been appointed by the other Party.  In the event that the two arbitrators fail to appoint a third arbitrator

APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.

12

FMC AGREEMENT NO. ___________________


within twenty days of the appointment of the second arbitrator, either arbitrator may apply to a judge of any court of competent jurisdiction in New

York, N.Y. for the appointment of a third arbitrator, and the appointment of such arbitrator by such judge on such application shall have precisely the same force and effect as if such arbitrator had been appointed by the two arbitrators.  Until such time as the arbitrators finally close the hearings,

either Party shall have the right by written notice served on the arbitrators and on the other Party to  specify further disputes or differences under this

Agreement for hearing and determination.

     (c)    The arbitrators, by majority vote in writing, may award damages and expenses which they deem proper.  In addition, the arbitrators shall assess the costs of the arbitration including interest, pre-judgment interest, their fees and reasonable attorney's fees, against either party, or both, in such manner as they shall set forth in their written findings of facts and conclusions.  Such decision


shall be final and conclusive, shall be rendered within 90 days of the final submissions of the Parties, including briefs, and may be enforced in a court of competent jurisdiction.  The arbitrators may not award exemplary or

punitive damages nor may they order specific performance.    A copy of such

decision shall be served by the arbitrators on the Parties.



APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.

13

FMC AGREEMENT NO. ___________________

                           ARTICLE 12:  NON-ASSIGNMENT



     Neither Party shall assign its rights or delegate its duties under this

Agreement to any other person or entity without the prior written consent of the other Party.



                              ARTICLE 13:  NOTICES



     All notices pertaining to the Agreement, except as the Parties may otherwise provide, shall be sent by telex or facsimile transmission and confirmed by first class mail, postpaid.  Mail shall be addressed as follows:

     1.      AMERICAN PRESIDENT LINES, LTD.
             1111 Broadway
             Oakland, California 94607
             Attn:    Vice President - Logistics


     2.      TRANSPORTACION MARITIMA MEXICANA, S.A. DE C.V.
             Av. de la Cuspide No. 4755  - l0th Floor
             14010 Mexico, D.F.
             Attn:    Executive Director
APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.

14

FMC AGREEMENT NO. ___________________

                           ARTICLE 14:  ENFORCEABILITY


     (a)     If at any time during the performance of the Agreement, any non-

material term, covenant, condition or proviso contained in the Agreement or the application thereto to any person or circumstances shall be held to be invalid,

illegal or unenforceable, the remainder of the Agreement or the application of such term, covenant, condition or proviso to persons or circumstances other than those to which it is invalid, illegal or unenforceable shall not be affected thereby and each term, covenant, proviso or condition of the Agreement shall  be valid and be enforceable to the full extent permitted by law.


     (b)     If during the effective period of this Agreement the Shipping Act of 1984 is amended, repealed, or authoritatively interpreted by the Federal

Maritime Commission or a court of competent jurisdiction in such a manner as to result in (i) the prohibition of conferences or the loss of antitrust immunity in respect of activities encompassed by this Agreement, or (ii) inability on the part of the parties to limit APL's grant of space hereunder to non-cargo preference shipments, and such amendment, repealed provision or interpretation is not replaced by any other law, regulation or judicial or administrative action authorizing the continuation thereof, any provision of this Agreement that is invalid, illegal or unenforceable shall immediately be severed and all other terms and conditions shall remain in full force and effect and be valid and enforceable to the full extent provided by law.  As soon as possible thereafter, the parties agree to meet to consult and explore opportunities to conform the arrangement

APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.

15

FMC AGREEMENT NO. ___________________


between them contemplated hereby to a mutually satisfactory arrangement which permits the same or substantially similar practices provided for herein to be continued in compliance with all federal and state antitrust, shipping and other laws.  If, after full consultation, this objective cannot be met in the good faith opinion of either party, that party may terminate this Agreement upon not less than three (3) months prior written notice.



                           ARTICLE 15:  SIGNATURE PAGE



     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers or agents.




AMERICAN PRESIDENT LINES, LTD.                  TRANSPORTACION MARITIMA
                       MEXICANA, S.A. DE C.V.



By:  John G. Burgess___                         By: _  Mario Mohar P.
      John G. Burgess                                    Mario Mohar P.
Its:Executive Vice President  Its: Executive Director



Dated:   November 9, 1993


A931025Lcont-noonbb-TMM SpChrtr



APL/TMM  SPACE CHARTER AGREEMENT                         lst Revised Page No. 15

FMC AGREEMENT NO. ___________________


between them contemplated hereby to a mutually satisfactory arrangement which permits the same or substantially similar practices provided for herein to be continued in compliance with all federal and state antitrust, shipping and other laws.  If, after full consultation, this objective cannot be met in the good faith opinion of either party, that party may terminate this Agreement upon not less than three (3) months prior written notice.





           ARTICLE 15:  UNDERTAKING WITH RESPECT TO STOCK TRANSACTIONS



     (a)   Both of the parties to this Agreement agree that, during the term of this Agreement and for a period of one (1) year after the expiration of such term, neither it nor any subsidiary or affiliate, acting alone or as part of a group, will acquire, or offer to agree to acquire, directly or indirectly, by option or otherwise, more than one percent (1%) of the outstanding voting securities of the other party to this Agreement or its direct or indirect parent, or otherwise seek to influence or control in any manner the management or policies of any such other party or its direct or indirect parent (other than in connection with the matters contemplated by this Agreement), without the prior written consent of such other party.





APL/TMM  SPACE CHARTER AGREEMENT                               Original Page No.
15 a.
FMC AGREEMENT NO. _____________________



     (b)   If there is a change in control of a party, or any person or entity that directly or indirectly controls that party, such change of control shall be deemed a breach of that party's obligations under this Agreement permitting the

other party to terminate the Agreement for cause under Article 9.2.b.   A change

in control is defined for these purposes as the acquisition by a person or entity, other than a subsidiary or an affiliate of the party that has not itself undergone a change in control, or control of 30% or more of the beneficial ownership of the party.  An affiliate is defined as a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the party.



                           ARTICLE 16:  SIGNATURE PAGE



     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers or agents.




AMERICAN PRESIDENT                              TRANSPORTACION MARITIMA
  LINES, LTD.                                 MEXICANA, S.A. DE C.V.



By:  J. Hayashi______                           By: Francisco Lopez Barredo
    J. Hayashi                                        Francisco Lopez Barredo
Its:President                      Its:  President